                                                                    Exhibit 99.4

                  CAREY INTERNATIONAL, INC. AND SUBSIDIARIES
                   SUPPLEMENTAL CONSOLIDATING BALANCE SHEET
                                AUGUST 31, 1997


                                                                  Carey              Indy
                                                              International,      Connection
                                                                   Inc.         Limousine, Inc.       Eliminations        Total
                                                              --------------    ---------------     ----------------   ------------
ASSETS
Cash and cash equivalents                                     $    5,277,921    $       325,102     $                  $  5,603,023
Accounts receivable, net                                           9,210,589            426,323                           9,636,912
Notes receivable from contracts, current portion                     663,807                                                663,807
Prepaid expenses and other current assets                          1,316,417            152,797                           1,469,214
                                                              --------------    ---------------     ----------------   ------------
TOTAL CURRENT ASSETS                                              16,468,734            904,222                          17,372,956
Fixed assets, net                                                  4,589,016          2,835,119                           7,424,135
Notes receivable from contracts, excluding current portion         8,326,216                  0                           8,326,216
Franchise rights, net                                              5,171,327                                              5,171,327
Trade name, trademark and contract rights, net                     6,541,553                                              6,541,553
Goodwill and other intangible assets, net                         27,929,464             22,342                          27,951,806
Deferred tax assets                                                2,968,058                                              2,968,058
Deposits and other assets                                          2,049,915             32,109                           2,082,024
                                                              --------------    ---------------     ----------------   ------------
TOTAL ASSETS                                                  $   74,044,283    $     3,793,792     $                  $ 77,838,075
                                                              ==============    ===============     ================   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current portion of notes payable                              $      303,400    $       810,270     $                  $  1,113,670
Current portion of capital leases                                    226,069                                                226,069
Accounts payable and accrued expenses                             12,768,218            650,240                          13,418,458
                                                              --------------    ---------------     ----------------   ------------
TOTAL CURRENT LIABILITIES                                         13,297,687          1,460,510                          14,758,197
Notes payable, excluding current portion                             842,825            626,477                           1,469,302
Capital leases, excluding current portion                            955,336                                                955,336
Deferred rent and other long-term liabilities                         53,116                                                 53,116
Deferred tax liabilities                                           1,493,071            101,000                           1,594,071
Deferred revenue                                                  13,721,483                                             13,721,483
STOCKHOLDERS' EQUITY
Preferred stock
Common stock                                                          68,427            491,725             (484,507)        75,645
Additional paid-in capital                                        43,743,996                                 484,507     44,228,503
Retained earnings (accumulated deficit)                             (131,658)         1,114,080                             982,422
                                                              --------------    ---------------     ----------------   ------------
TOTAL STOCKHOLDERS' EQUITY                                        43,680,765          1,605,805                          45,286,570
                                                              --------------    ---------------     ----------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $   74,044,283    $     3,793,792     $                  $ 77,838,075
                                                              ==============    ===============     ================   ============

                                    99.4.1

                                                                    EXHIBIT 99.4


                  CAREY INTERNATIONAL, INC. AND SUBSIDIARIES
              SUPPLEMENTAL CONSOLIDATING STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED AUGUST 31, 1997


                                                                  Carey              Indy
                                                              International,      Connection
                                                                  Inc.          Limousine, Inc.         Eliminations       Total
                                                              --------------    ---------------         ------------    -----------
Revenue, net                                                  $   52,050,523    $     5,230,482         $    (63,641)   $57,217,364
Cost of revenue                                                   35,597,997          2,488,182              (63,641)    38,022,538
                                                              --------------    ---------------         ------------    -----------
Gross profit                                                      16,452,526          2,742,300                          19,194,826
Selling, general and administrative expense                       12,902,857          1,368,687                          14,271,544
                                                              --------------    ---------------         ------------    -----------
Operating income                                                   3,549,669          1,373,613                           4,923,282
Other income (expense):
   Interest expense                                                 (904,896)          (117,658)                         (1,022,554)
   Interest and other income                                         161,985              8,412                             170,397
   Gain on sales of fixed assets                                     167,852             11,619                             179,471
                                                              --------------    ---------------         ------------    -----------
Income before provision for income taxes                           2,974,610          1,275,986                           4,250,596
Provision for income taxes                                         1,227,183            469,693                           1,696,876
                                                              --------------    ---------------         ------------    -----------
Net income                                                    $    1,747,427    $       806,293         $               $ 2,553,720
                                                              ==============    ===============         ============    ===========

                                    99.4.2